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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 11, 2003


                                 Entegris, Inc.
             (Exact name of registrant as specified in its charter)


                          Commission File No. 000-30789


                 Minnesota                                41-1941551
     (State or other jurisdiction of                     (IRS Employer
      incorporation or organization)                   Identification No.)


                              3500 Lyman Boulevard
                             Chaska, Minnesota 55318
                    (Address of principal executive offices)


                                 (952) 556-3131
              (Registrant's telephone number, including area code)

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The purpose of this Current Report on Form 8-K/A is to amend the Registrant's
Current Report on Form 8-K, dated February 11, 2003 and filed with the Securities and Exchange Commission on February 26, 2003, relating to the purchase by the Registrant of wafer and reticle carrier ("WRC") product lines from Asyst Technologies, Inc. (Asyst). This Report amends and restates the information provided under Item 7.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

 2.1 # ** Asset Purchase Agreement of the Wafer and Reticle Carrier Business of Asyst Technologies, Inc. by Entegris, Inc. and Entegris Cayman Ltd. entered into as of February 11, 2003

10.1 # **    Patent Assignment and Cross-License and Trademark License Agreement
             entered into as of February 11, 2003 by and between Entegris, Inc., Entegris Cayman Ltd., and Asyst Technologies, Inc.

 99.1   *    The Registrant's Press Release dated February 11, 2003.

# Confidential information has been omitted from these exhibits and filed separately with the SEC accompanied by a confidential treatment request pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

* Previously filed as an exhibit to the Registrant's Current Report on Form 8-K dated February 11, 2003, as filed with the Securities and Exchange commission on February 26, 2003.

** Previously filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q dated March 1, 2003, as filed with the Securities and Exchange commission on April 15, 2003.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                     ENTEGRIS, INC.



Date:  April 25, 2003                By: /s/ John D. Villas
                                         ---------------------------------------
                                         John D. Villas
                                         Chief Financial Officer